EXHIBIT 10.2

[Conformed Copy]

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of July 23, 2002 among MARRIOTT INTERNATIONAL, INC., a Delaware corporation (the “Company”); the lenders party to the Credit Agreement referred to below (the “Lenders”); CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), THE BANK OF NOVA SCOTIA, as syndication agent for the Lenders (in such capacity, the “Syndication Agent”), and JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).

The Company, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a $500,000,000 5-Year Credit Agreement dated as of February 2, 1999 (as from time to time amended, the “Credit Agreement”). The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Required Lenders are willing so to amend the Credit Agreement, all on the terms and conditions set forth herein. Accordingly, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.    Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

SECTION 2.  Amendments.    Subject to the Administrative Agent’s receipt of counterparts this Amendment No. 1, duly executed by the Company, the Required Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

A.  Leverage Ratio.    The definition of “Leverage Ratio” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Leverage Ratio” means, as at the last day of any fiscal quarter of the Company ending on or after the date hereof, the ratio of:

(a)  Adjusted Total Debt as of such day, to

(b)  Consolidated EBITDA for the period of four fiscal quarters ending on such day; provided that amounts reflected on the consolidated statements of income and cash flows of the Company and its Subsidiaries that are directly attributable to the acquisition, pre-commencement and operation of Synthetic Fuel Facilities shall be excluded from the calculation of Consolidated EBITDA for purposes of determining the Leverage Ratio; and provided further that “Synthetic Fuel Facility” means any interest of the Company and its Subsidiaries in a facility which produces synthetic fuel that qualifies for tax credits based on Section 29 of the Code.

B.  Compliance Certificate.    Section 6.01(i) is amended by deleting the word “and” at the end of clause (ix) thereof, changing the period at the end of clause (x) thereof to a semicolon, and adding thereto a clause (xi) to read in its entirety as follows:

(xi)  contemporaneously with and as part of the certificates of compliance provided for under clauses (i) and (ii) above, a written statement signed by the Company substantially in the form of Exhibit H.

C.  Exhibit H.    A new Exhibit H is added to the Credit Agreement to be in the form of Exhibit H attached hereto.

D.  General.    References in the Credit Agreement to “this Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

SECTION 3.  Representations and Warranties.    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)  the representations and warranties contained in Section 5.01 of the Credit Agreement (except the Excluded Representations) are correct on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date); and

(b)  no event has occurred and is continuing that constitutes a Default.

SECTION 4.  Miscellaneous.    Except as herein provided, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

The Borrower

MARRIOTT INTERNATIONAL, INC.

By	/s/ C.B. HANDLON
Name: C.B. Handlon Title: Senior Vice President, Finance and Treasurer

The Administrative Agent

CITIBANK, N.A., as Administrative Agent

By	/s/ DIANE POCKAJ
Name: Diane Pockaj Title: Director

The Syndication Agent

THE BANK OF NOVA SCOTIA, as Syndication Agent

By	/s/ T.J. MCNAUGHT
Name: T.J. McNaught Title: Director

The Documentation Agent

JPMORGAN CHASE BANK (successor to THE CHASE MANHATTAN BANK), as Documentation Agent

By	/s/ JOHN F. MIX
Name: John F. Mix Title: Vice President

BANKS

CITIBANK, N.A.

By	/s/ DIANE POCKAJ
Name: Diane Pockaj Title: Director

THE BANK OF NOVA SCOTIA

By	/s/ T.J. MCNAUGHT
Name: T.J. McNaught Title: Director

JPMORGAN CHASE BANK

By	/s/ JOHN F. MIX
Name: John F. Mix Title: Vice President

THE BANK OF NEW YORK

By	/s/ STEVEN CAVALUZZO
Name: Steven Cavaluzzo Title: Vice President

DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES

By
Name: Title:

By
Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ MICHAEL ROMANZO
Name: Michael Romanzo Title: Assistant Vice President

MELLON BANK, N.A.

By	/s/ MARIA N. SISTO
Name: Maria N. Sisto Title: Vice President

BANK OF AMERICA, N.A.

By	/s/ ANSEL L. MC DOWELL
Name: Ansel L. Mc Dowell Title: Principal

BANCA COMMERCIALE ITALIANA-NEW YORK BRANCH

By
Name: Title:

By
Name: Title:

BANK ONE, NA

By	/s/ DENNIS J. REDPATH
Name: Dennis J. Redpath Title: Director, Capital Markets

SUNTRUST BANK, CENTRAL FLORIDA, N.A.

By
Name: Title:

ALLFIRST BANK

By	/s/ SHELLY M. TRIMBLE
Name: Shelly M. Trimble Title: Vice President

FIRST HAWAIIAN BANK

By	/s/ CHARLES L. JENKINS
Name: Charles L. Jenkins Title: Vice President, Manager

THE NORTHERN TRUST COMPANY

By
Name: Title:

EXHIBIT H

Marriott International
Compliance Certificate Addition
Forecast Income Statement for [specific period]
$ in millions

	As Reported	Impact of Synfuel	Excluding Synfuel
Operating Profit
Synfuel Losses
Reported Op Profit

Interest Expense
Interest Income
Corporate Admin
Non-Operating

Pretax Income

Taxes

Net Income

Effective Tax Rate